Exhibit 99.2

CONTACTS:

MEDIA:

Brian E. Goerke

(412) 762-4550

corporate.communications@pnc.com

INVESTORS:

William H. Callihan

(412) 762-8257

investor.relations@pnc.com

PNC TO REDUCE QUARTERLY COMMON STOCK DIVIDEND

TO $.10 PER SHARE, RETAINING $1 BILLION ANNUALLY

IN ADDITIONAL CAPITAL

Business model continues to perform well in current environment

PITTSBURGH, March 2, 2009 – The PNC Financial Services Group, Inc. (NYSE: PNC) today announced that its Board of Directors will reduce the company’s quarterly common stock dividend from $.66 to $.10 per share. The next dividend is expected to be declared in early April.

“We are taking this proactive step to build capital, further strengthen our balance sheet and serve our customers in an unprecedented and uncertain economy,” said James E. Rohr, chairman and chief executive officer. “Our Board recognizes the importance of the dividend to our shareholders. While our overall capital and liquidity positions are strong, extreme market deterioration and the changing regulatory environment drove this difficult but prudent decision. We continue to be optimistic about the long-term benefits of the National City acquisition. Our first quarter 2009 results to date, excluding acquisition costs, are in line with Wall Street analyst expectations.”

HIGHLIGHTS

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At the end of 2008, PNC’s Tier 1 risk-based capital ratio was 9.7 percent, the tangible common equity ratio was 2.9 percent, and the loan-to-deposit ratio was 91 percent. The dividend reduction is expected to add $1 billion annually to PNC’s common equity position, further increasing its strong capital and liquidity positions.

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PNC’s businesses are performing as expected in the first quarter to date with strong client growth. Sales are above expectations, and the company continues to increase share in its newly acquired markets.

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The integration of National City is well underway and on track. The company is increasingly confident of the long-term benefits of the acquisition, and that the transaction will be accretive to 2009 earnings.

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PNC to Reduce Quarterly Common Stock Dividend to $.10 Per Share,

Retaining $1 Billion Annually in Additional Capital– Page 2

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Increased capital flexibility from the dividend reduction should allow the company to continue to expand its businesses and make credit available to qualified customers. It should also position PNC for full redemption of the U.S. Treasury Department’s preferred stock investment as soon as appropriate. PNC has no current plans to issue additional common equity.

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Based on overall enterprise risk management processes, the company believes it is adequately reserved with sufficient capital levels to withstand further economic deterioration within the range of current expectations.

“PNC is recognized for using capital in a disciplined manner. We believe our dividend reduction is appropriate given the uncertainty we see in the environment. We plan to increase our dividend after conditions normalize,” Rohr added.

CONFERENCE CALL AND SUPPLEMENTAL INFORMATION

PNC Chairman and Chief Executive Officer James E. Rohr and Chief Financial Officer Richard J. Johnson will hold a conference call for investors today at 8:30 a.m. Eastern Time regarding the topics addressed in this news release. Investors should call five to 10 minutes before the start of the conference call at 800-990-2718 or 706-643-0187 (international). The related presentation slides to accompany the conference call remarks may be found at www.pnc.com/investorevents. A taped replay of the call will be available for one week at 800-642-1687 or 706-645-9291 (international), conference ID 88412775.

In addition, Internet access to the call (listen only) and to this release and presentation slides will be available at www.pnc.com/investorevents. A replay of the webcast will be available on PNC’s Web site for 30 days.

The PNC Financial Services Group, Inc. (www.pnc.com) is one of the nation’s largest diversified financial services organizations providing retail and business banking; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management; asset management and global fund services.

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PNC to Reduce Quarterly Common Stock Dividend to $.10 Per Share,

Retaining $1 Billion Annually in Additional Capital– Page 3

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

We make statements in this news release and in the conference call regarding this news release, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “ project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.

Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2007 Form 10-K and our 2008 Form 10-Qs, and in our 2008 Form 10-K upon its filing, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this news release or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

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Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:

•	Changes in interest rates and valuations in the debt, equity and other financial markets.

•	Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.

•	Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.

•	Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.

•	Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.

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A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

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Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive landscape.

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Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low through 2009 with continued wide market credit spreads, and our view that national economic trends currently point to a continuation of severe recessionary conditions in 2009 followed by a subdued recovery.

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Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:

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Changes resulting from the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, and other developments in response to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.

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Legislative and regulatory reforms generally, including changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.

•	Increased litigation risk from recent regulatory and other governmental developments.

•	Unfavorable resolution of legal proceedings or regulatory and other governmental inquiries.

•	The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.

•	Changes in accounting policies and principles.

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PNC to Reduce Quarterly Common Stock Dividend to $.10 Per Share,

Retaining $1 Billion Annually in Additional Capital– Page 4

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Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares. If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.

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Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.

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The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.

•	Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.

•	Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.

•	Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

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Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.

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Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.

In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC. These risks and uncertainties include the following:

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The transaction may be substantially more expensive to complete (including the required divestitures and the integration of National City’s businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

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Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently. Specifically, we may incur more credit losses from National City’s loan portfolio than expected. Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.

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Litigation and governmental investigations currently pending against National City, as well as others that may be filed or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.

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Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which will include conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses. PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction will result in PNC entering several markets where PNC did not previously have any meaningful retail presence.

In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.

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